PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated August 16, 2021
to Prospectuses dated April 30, 2021

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to Portfolios of the Advanced Series Trust available through your Annuity and updates other information in the Prospectus for your Annuity. Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

AST Fidelity Institutional AM® Quantitative Portfolio, AST QMA US Equity Alpha Portfolio – Mergers:
Subject to shareholder approval, effective on or about October 18, 2021 (the “Effective Date”), the AST Fidelity Institutional AM® Quantitative Portfolio and the AST QMA US Equity Alpha Portfolio (each a “Target Portfolio,” or together “Target Portfolios”) will be merged into the AST T. Rowe Price Asset Allocation Portfolio and the AST Large-Cap Core Portfolio (each an “Acquiring Portfolio,” or together “Acquiring Portfolios”), respectively, as noted below. These mergers have been approved by the Board of Trustees of the Advanced Series Trust on behalf of the Portfolios. As of the Effective Date, all references to AST Fidelity Institutional AM® Quantitative Portfolio and the AST QMA US Equity Alpha Portfolio will be replaced with the AST T. Rowe Price Asset Allocation Portfolio and the AST Large-Cap Core Portfolio, respectively.

Target Portfolio	Acquiring Portfolio
AST Fidelity Institutional AM® Quantitative Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST QMA US Equity Alpha Portfolio	AST Large-Cap Core Portfolio
On the Effective Date, the Target Portfolios will no longer be available under your annuity contract, and any Account Value allocated to the Sub-account investing in the Target Portfolios will be transferred to the Sub-account investing in the corresponding Acquiring Portfolios. Your Account Value in the units of the Sub-account investing in the Acquiring Portfolios will be equal to your Account Value of the units of the Sub-account invested in the corresponding Target Portfolios immediately prior to the merger.
Please note that you may transfer Account Value out of your respective Target Portfolio into an investment option available under your Annuity contract any time prior to the Effective Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to your respective Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.
After the Effective Date, the Target Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Target Portfolio will be deemed an instruction for the corresponding Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.
AST Dimensional Global Core Allocation Portfolio – Liquidation:
Subject to shareholder approval, effective on or about October 18, 2021 (the “Liquidation Date”), the AST Dimensional Global Core Allocation Portfolio of the Advanced Series Trust (the “Portfolio”) will be liquidated. The Sub-account investing in the Portfolio was previously closed to new investment effective the close of business on June 4, 2021.
As a result of the liquidation, any Account Value allocated to the Portfolio as of the close of business on October 15, 2021 will be transferred to the AST Government Money Market Portfolio.
You can transfer out of the Portfolio any time prior to the Liquidation Date. Such transfers will be free of charge and will not count as one of the annual free transfers under your Annuity contract. Also, for a period of 90 days after the Liquidation Date, any Account Value that was transferred to the AST Government Money Market Portfolio as a result of the liquidation can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers.
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Your Annuity contract offers a variety of investment options. Please refer to your prospectus or consult with your financial professional for detailed information about available investment options. You may execute a transfer by calling our Prudential Annuities Service Center at 1-888-2888. Representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. CT.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date and/or the Liquidation Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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